                                                                     Exhibit 3.3

COUNTERSIGNED AND REGISTERED:
 NORWEST BANK MINNESOTA, N.A.
  TRANSFER AGENT AND REGISTRAR
BY     AUTHORIZED SIGNATURE

  COMMON STOCK                                         COMMON STOCK

                                                       See reverse for
                                                       certain definitions
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                                                       | CUSIP XXXXXX XX X |
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                         NORTHERN STAR FINANCIAL, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES that


is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR
                VALUE OF $.01 PER SHARE, OF

                NORTHERN STAR FINANCIAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [Signature]                  [Signature]
                                            PRESIDENT AND
                                            CHIEF EXECUTIVE OFFICER
           SECRETARY

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                         NORTHERN STAR FINANCIAL, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -
                                                     _______ Custodian ________

                                                      (Cust)           (Minor)
TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors


JT TEN
   - as joint tenants with right of survivorship and not as tenants in common
                                                       Act ____________________
                                                               (State)
                  Additional abbreviations may also be used though not in the above list.
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For value received ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
  IDENTIFYING NUMBER OF
        ASSIGNEE
                             --------------------------------------------------
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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises

Dated                               -------------------------------------------
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                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED